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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2001

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                              CHASE INDUSTRIES INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                     1-13394                 51-0328047
        (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

        14212 COUNTY ROAD M-50
           MONTPELIER, OHIO                                             43543
         (Address of principal                                       (Zip code)
          executive offices)

       Registrant's telephone number, including area code: (419) 485-3193

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 30, 2001, Chase Industries Inc., a Delaware corporation (the "Company"), completed the sale of the assets and operations of its wholly-owned subsidiary, Leavitt Tube Company, Inc., a Delaware corporation ("Leavitt"), to Pinkert Industrial Group, LLC, an Illinois limited liability company ("Pinkert"), for a purchase price of approximately $32 million in cash plus the assumption of certain liabilities of Leavitt, subject to post-closing adjustments which presently are estimated to be immaterial. The consideration paid to Leavitt by Pinkert for the assets and operations of Leavitt was determined through a competitive bid procedure in which Pinkert's bid was selected and subsequent negotiations between Leavitt and Pinkert.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) It is impracticable to furnish the required pro forma financial information at this time. The requisite pro forma financial information will be filed under cover of Form 8-K/A on or before June 14, 2001.

         (c) Exhibits

Exhibit Number                     Description

   2.1 Purchase and Sale Agreement, dated as of March 15, 2001, by and among Pinkert Industrial Group, LLC, and Leavitt Tube Company, Inc., and joined in by Dale R. Pinkert, Robert Pinkert, and Chase Industries Inc.

   2.2 Amendment No. 1 to Purchase and Sale Agreement, dated as of March 30, 2001, by and among Pinkert Industrial Group, LLC, and Leavitt Tube Company, Inc., and joined in by Dale
                      R. Pinkert, Robert Pinkert, and Chase Industries Inc.

   99.1               Press Release of Company dated March 30, 2001.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   CHASE INDUSTRIES INC.



                   By: /s/ Michael T. Segraves
                      ----------------------------------------------------------
                         Michael T. Segraves
                         Vice President, Chief Financial Officer, Treasurer and Secretary


Date:    April 16, 2001



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                                INDEX TO EXHIBITS


Exhibit Number                         Description

     2.1 Purchase and Sale Agreement, dated as of March 15, 2001, by and among Pinkert Industrial Group, LLC, and Leavitt Tube Company, Inc., and joined in by Dale R. Pinkert, Robert Pinkert, and Chase Industries Inc.

     2.2 Amendment No. 1 to Purchase and Sale Agreement, dated as of March 30, 2001, by and among Pinkert Industrial Group, LLC, and Leavitt Tube Company, Inc., and joined in by Dale
                      R. Pinkert, Robert Pinkert, and Chase Industries Inc.

     99.1             Press Release of Company dated March 30, 2001.